UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

333-139773 (Commission File Number)	90-1139372 (IRS Employer Identification No.)
2749 East Parleys Way, Suite 101 (principal executive offices)	Salt Lake City, UT 84109 (Zip Code)

(757) 306-6090
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 -Changes In Registrant’s Certifying Accountant

The Board of Directors of Predictive Technology Group, Inc. (the "Company"), acting as the Company’s Audit Committee, announces that it has appointed Sadler, Gibb & Associates, LLC as  Predictive Technology Group’s auditors, replacing  Stevenson & Company CPAS. Sadler, Gibb & Associates, LLC address is 2455 East Parleys Way, Suite 320, Salt Lake City, UT 84109, phone #801-783- 2950 and  www.sadlergibb.com.

This action effectively dismisses Stevenson & Company CPAS as the Company's independent auditor through the date of this Form 8-K, there have been no disagreements with Stevenson & Company CPAS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Stevenson & Company CPAS’  satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.   Through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Stevenson & Company CPAS with a copy of this form 8-K and Stevenson & Company CPAS furnish a letter addressed to the Commission stating whether it agrees with the statements above (enclosed).

As of this date on this form 8-K., neither the Company nor anyone acting on the Company's behalf consulted  Sadler, Gibb & Associates, LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  Sadler, Gibb & Associates, LLC has been asked to review this disclosure and Sadler, Gibb & Associates, LLC has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Sadler, Gibb & Associates, LLC is a Salt Lake City, UT based public accounting firm specializing in delivering audit, tax, and advisory services to small and medium-sized publicy-traded and private companies. They deliver personalized, cost effective, high quality engagements, www.sadlergibb.com.

Item 8.01 –Other Information

The Board of Directors of Predictive Technology Group, Inc. (the "Company”) has engaged Wilson, Sonsini, Goodrich, & Rosati (“WSGR”), Attorneys-at-Law, as the Company’s Intellectual Property legal team.

WSGR is the premier legal advisor to technology, life sciences, and other growth enterprises worldwide they represent companies at every stage of development, from entrepreneurial start-ups to multibillion-dollar global corporations, as well as the venture firms, private equity firms, and investment banks that finance and advise them. The firm's broad range of services and practice areas are focused on addressing the principal challenges faced by the management, boards of directors, shareholders, and in-house counsel of its clients. The firm is nationally recognized for providing high-quality services to address legal solutions. WSGR has offices in Austin, Beijing, Boston, Brussels, Hong Kong, Los Angeles, New York, Palo Alto, San Diego, San Francisco, Seattle, Shanghai, Washington, D.C., and Wilmington, DE, www.wsgr.com.

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of business acquired.  Not applicable.

(b)Pro forma financial information.  Not applicable.

(c)Shell registrant transactions.  Not applicable.

(d)Exhibits.

Exhibit No.
16.0 *	Letter from Certifying Accountant-STEVENSON & COMPANY CPAS

____________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2017	Predictive Technology Group, Inc.

By /s/ Bradley Robinson
Bradley Robinson, Chief Executive Officer